EXHIBIT 99.1

News Release

Media Relations:	Investor Relations:
Jim Vitak	Eric Boni
(614) 790-3715	(859) 815-4454
jevitak@ashland.com	enboni@ashland.com

FOR IMMEDIATE RELEASE
Oct. 28, 2009

Ashland Inc. reports increased fiscal fourth-quarter earnings

COVINGTON, Ky. – Ashland Inc. (NYSE: ASH) today announced preliminary(1) results for the quarter ended Sept. 30, 2009, the fourth quarter of its 2009 fiscal year.

Fourth Quarter Highlights

(in millions except per-share amounts)	Quarter Ended Sept. 30, 2009
Operating income	$133
Adjusted pro forma earnings before
interest, taxes, depreciation and
amoritization (EBITDA)*	224
Diluted earnings per share (EPS)
Income from continuing operations	$1.30
Key items*	0.34
Adjusted*	$0.96

Cash flows provided by operating activities
from continuing operations	$378
Free cash flow*	305

* See Tables 5, 6 and 7 for U.S. GAAP reconciliations.

•	Reduced debt by 19 percent since June 30, 2009, to $1.6 billion.
•	Achieved run-rate cost reductions of $355 million from previously announced $400 million cost-reduction initiatives.

Fiscal Fourth-Quarter Results
For its 2009 fourth quarter, Ashland reported sales and operating revenue of $2,113 million; operating income of $133 million; and net income of $93 million ($1.22 per share). Unadjusted earnings before interest, taxes, depreciation and amortization (see Table 6) were $218 million. On Nov. 13, 2008, Ashland completed the acquisition of Hercules Incorporated, affecting the comparability of reported results versus the same prior-year period.

Adjusted Pro Forma Results
Adjusting for the impact of key items in both the current and prior year and including Hercules’ results as if the acquisition had been completed on Oct. 1, 2007, Ashland’s results for the September 2009 quarter versus the September 2008 quarter would have been as follows:
•	pro forma sales and operating revenue declined 25 percent from $2,822 million to $2,113 million;
•	adjusted pro forma operating income increased 78 percent from $80 million to $142 million; and
•	adjusted pro forma EBITDA increased 37 percent from $163 million to $224 million.

Key Items
Key items for the September 2009 quarter resulted in a net pretax benefit to earnings of $38 million, or 34 cents per share, as follows:
•	severance and accelerated depreciation charges of $23 million pretax (20 cents negative EPS impact), primarily related to cost-reduction programs;
•	a favorable insurance reserve adjustment of $14 million pretax (12 cents positive EPS impact);
•
a predominantly noncash charge of $9 million pretax (8 cents negative EPS impact) from accelerated debt-issuance-cost amortization related to the early retirement of portions of Ashland’s term loans; and

•	a pretax gain on the sale of Drew Marine of $56 million (50 cents positive EPS impact).
In the year-ago quarter, key items amounted to $4 million of pretax income (4 cents positive EPS impact). (Refer to Table 5 of the accompanying financial statements for details of key items in both periods.)

Performance Summary
Commenting on Ashland’s adjusted pro forma fourth-quarter results, Chairman and Chief Executive Officer James J. O’Brien said, “We continued to produce substantial free cash flow, generating $305 million during the quarter. Our strong cash generation was predominantly due to earnings from operations and significant working capital reductions. We have reached our short-term goal of $1.6 billion of gross debt as a result.
“Our 37-percent increase in EBITDA versus the prior-year quarter reflects the benefits of cost-reduction initiatives and successful margin management. This more than offset year-versus-year volume declines ranging from 3 percent in Ashland Consumer Markets, which is our Valvoline business, to 25 percent in Ashland Performance Materials. That said, we saw single-digit volume improvements over the June quarter in most of our segments. Our results reflect record fourth-quarter EBITDA from Consumer Markets. Ashland Hercules Water Technologies also achieved record EBITDA and is making significant progress toward our long-term goal of double-digit operating income margins.”
O’Brien continued, “Our annualized run-rate cost savings now stand at $355 million through the September 2009 quarter as we near completion of our previously announced $400 million cost-reduction initiatives.”

Business Performance
In order to aid understanding of Ashland’s ongoing business performance, the results of Ashland’s business segments are presented on an adjusted pro forma basis as described under the heading “Adjusted Pro Forma Results” and reconciled to GAAP in Table 6 of this news release.
Ashland Aqualon Functional Ingredients recorded sales and operating revenue of $237 million in the September 2009 quarter, 18 percent below the year-ago quarter. Metric tons sold declined 21 percent. These declines continued to reflect the relative weakness in the construction and energy markets. While the construction business was down 23 percent versus the prior September quarter, it continued to show slight improvement sequentially, as did the energy business. The regulated business experienced a 10-percent volume decline as compared with the prior-year quarter, largely driven by the food segment. Volumes in the coatings business increased 7 percent versus the year-ago quarter, due in part to significant new product sales. Overall, volumes were relatively strong in Asia Pacific, with only 9-percent declines versus the prior year. Gross profit as a percent of sales of 35.6 percent showed a 310-basis-point improvement over the September 2008 quarter. In total, Functional Ingredients’ EBITDA in the September 2009 quarter declined 16 percent versus the prior September quarter, to $56 million, and represented 23.6 percent of sales. Both EBITDA and EBITDA margin represented significant improvements over the June quarter.
Ashland Hercules Water Technologies’ sales and operating revenue declined 14 percent to $465 million for the September 2009 quarter as compared with the same year-ago quarter, largely driven by an 11-percent volume decline. All regions, however, experienced sequential improvement. At 36.7 percent, gross profit as a percent of sales improved by 760 basis points over the September 2008 quarter, primarily the result of lower manufacturing and material costs, along with improved product mix. Selling, general and administrative and research and development (SG&A) expenses declined by $20 million, or 13 percent. EBITDA of $66 million was 89 percent above the prior-year quarter and represented 14.2 percent of sales, a 780-basis-point improvement. Sequentially, EBITDA increased 18 percent over the June quarter, while EBITDA as a percent of sales improved by 140 basis points.
Ashland Performance Materials’ sales and operating revenue of $268 million declined 37 percent versus the same prior-year quarter, and volume per day declined 25 percent, due to weak, but sequentially improving, demand in most key geographies in both the transportation and construction markets. Volumes in China were essentially even with the prior-year quarter, due to relatively strong performance in the composites business for industrial construction and infrastructure applications, while North America continued to lag. Gross profit as a percent of sales increased 270 basis points over the prior-year quarter to 17.5 percent. However, this represented a 280-basis-point decline versus the June quarter, as a result of significant raw material cost increases, particularly for styrene and propylene glycol. An 18-percent reduction in SG&A expenses reflected the cost-savings initiatives taken during the past year. These improvements were not enough to offset the volume declines, and EBITDA was $12 million in the September 2009 quarter, a decrease of 40 percent versus the prior-year September quarter, while EBITDA as a percent of sales declined 20 basis points to 4.5 percent.
Ashland Consumer Markets’ sales and operating revenue was $414 million, 9 percent below the September 2008 quarter. While total lubricant volume decreased by 3 percent versus the prior-year quarter, primarily due to lower private-label sales, U.S.-branded lubricants volume increased 3 percent. Same-store sales at Valvoline Instant Oil Change increased 7 percent over the prior year. Gross profit improved to 35.5 percent of sales in the September 2009 quarter, driven by a combination of pricing actions that began in 2008, lower raw materials costs in the quarter, cost-savings initiatives and a continued shift in mix toward sales of premium brands. The sequential reduction in gross profit percent was primarily due to higher raw material costs, including base oil. SG&A expenses rose 6 percent over the year-ago quarter, largely the result of higher advertising expenses in support of the Valvoline Engine GuaranteeSM program announced in June. Overall, Consumer Markets’ quarterly EBITDA was $79 million, as compared with $22 million in the year-ago quarter, and represented 19.1 percent of sales as compared with 4.8 percent in the prior-year quarter.
Ashland Distribution’s sales and operating revenue for the September 2009 quarter declined 33 percent to $771 million. Volume per day decreased 18 percent versus the prior-year quarter, but compared with the June 2009 quarter, increased 6 percent. Gross profit as a percent of sales was 8.8 percent versus 8.1 percent in the September 2008 quarter. SG&A expenses declined 23 percent versus the prior-year quarter. Margin improvements and SG&A expense reductions were not enough to offset the impact of volume reductions. As a result, EBITDA of $12 million for the September 2009 quarter represented a 40-percent decline as compared with the prior-year quarter and was 1.6 percent of sales.

Outlook
Commenting on Ashland’s outlook, O’Brien said, “We will continue our emphasis on generating free cash flow. For the past year, we have used our free cash flow to significantly reduce debt. Now that we have reached our targeted debt level, we will use our excess cash flow to increase liquidity, providing increased financial flexibility.
“Demand appears to be showing some signs of growth in many end markets. We will continue to manage our pricing and control our costs in order to create operating leverage that will support both increased profitability and growth as the economy improves.”

Conference Call Webcast
Today at 9 a.m. EDT, Ashland will provide a live webcast of its fourth-quarter conference call with securities analysts. The webcast will be accessible through Ashland’s website, www.ashland.com. Following the live event, an archived version of the webcast will be available for 12 months at http://investor.ashland.com.

Use of Non-GAAP Measures
This news release includes certain non-GAAP measures. Such measurements are not prepared in accordance with generally accepted accounting principles (GAAP) and should not be construed as an alternative to reported results determined in accordance with GAAP. Management believes the use of such non-GAAP measures assists investors in understanding the ongoing operating performance of the company and its segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information is reconciled with reported GAAP results in Tables 5, 6 and 7 of the financial statements provided below.

About Ashland
Ashland Inc. (NYSE: ASH) provides specialty chemical products, services and solutions for many of the world’s most essential needs and industries. Serving customers in more than 100 countries, it operates through five commercial units: Ashland Aqualon Functional Ingredients, Ashland Hercules Water Technologies, Ashland Performance Materials, Ashland Consumer Markets (Valvoline) and Ashland Distribution. To learn more about Ashland, visit www.ashland.com.

- 0 -

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions, including those mentioned within this news release. Performance estimates are also based upon internal forecasts and analyses of current and future market conditions and trends; management plans and strategies; operating efficiencies and economic conditions, such as prices, supply and demand, and cost of raw materials; legal proceedings and claims (including environmental and asbestos matters); and weather. These risks and uncertainties may cause actual operating results to differ materially from those stated, projected or implied. Other risks and uncertainties include the possibility that the benefits anticipated from Ashland's acquisition of Hercules will not be fully realized; Ashland's substantial indebtedness may impair its financial condition; the restrictive covenants under the debt instruments may hinder the successful operation of Ashland’s business; future cash flow may be insufficient to repay the debt; and other risks that are described in filings made by Ashland with the Securities and Exchange Commission (the “SEC”). Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur. Other factors, uncertainties and risks affecting Ashland are contained in Ashland's periodic filings made with the SEC, including its Form 10-K for the fiscal year ended Sept. 30, 2008, and Form 10-Q for the quarters ended Dec. 31, 2008, and March 31 and June 30, 2009, which are available on Ashland’s Investor Relations website at http://investor.ashland.com or the SEC’s website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release.

(1) Preliminary Results
Financial results are preliminary until Ashland’s annual report on Form 10-K is filed with the U.S. Securities and Exchange Commission.

Ashland Inc. and Consolidated Subsidiaries				Table 1
STATEMENTS OF CONSOLIDATED INCOME
(In millions except per share data - preliminary and unaudited)
	Three months ended		Year ended
	September 30		September 30
	2009	2008	2009	2008

SALES AND OPERATING REVENUES	$2,113	$2,216	$8,106	$8,381

COSTS AND EXPENSES
Cost of sales and operating expenses (a)	1,601	1,898	6,317	7,056
Selling, general and administrative expenses (a)	365	297	1,341	1,118
Research and development expenses (b)	23	13	96	48
	1,989	2,208	7,754	8,222
EQUITY AND OTHER INCOME	9	20	38	54

OPERATING INCOME	133	28	390	213
Net gain (loss) on divestitures (c)	57	(3)	59	20
Net interest and other financing (expense) income	(60)	2	(205)	28
Other expenses (d)	-	-	(86)	-
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	130	27	158	261
Income tax expense	32	28	80	86
INCOME (LOSS) FROM CONTINUING OPERATIONS	98	(1)	78	175
Loss from discontinued operations (net of income taxes)	(5)	(9)	(7)	(8)
NET INCOME (LOSS)	$93	$(10)	$71	$167

DILUTED EARNINGS PER SHARE
Income (loss) from continuing operations	$1.30	$(.01)	$1.07	$2.76
Loss from discontinued operations	(.08)	(.14)	(.11)	(.13)
Net income (loss)	$1.22	$(.15)	$.96	$2.63

AVERAGE COMMON SHARES AND ASSUMED CONVERSIONS	76	63	73	64

SALES AND OPERATING REVENUES
Functional Ingredients	$237	$-	$812	$-
Water Technologies	465	226	1,652	893
Performance Materials	268	427	1,106	1,621
Consumer Markets	414	454	1,650	1,662
Distribution	771	1,151	3,020	4,374
Intersegment sales	(42)	(42)	(134)	(169)
	$2,113	$2,216	$8,106	$8,381
OPERATING INCOME (LOSS)
Functional Ingredients	$22	$-	$36	$-
Water Technologies	40	(6)	78	10
Performance Materials	(5)	2	1	52
Consumer Markets	72	13	252	83
Distribution	8	13	52	51
Unallocated and other	(4)	6	(29)	17
	$133	$28	$390	$213

(a)
The three months and year ended September 30, 2009 include $4 million and $17 million, respectively, within the cost of sales and operating expenses caption and $19 million and $58 million, respectively, within the selling, general and administrative expenses caption for restructuring charges related to the ongoing integration and reorganization from the Hercules Incorporated (Hercules) acquisition and other cost reduction programs.  In addition, a charge of $37 million for the year ended September 30, 2009 was recorded for a one-time fair value assessment of Hercules inventory as of the date of the transaction.

(b)
The year ended September 30, 2009 includes a $10 million charge related to the original valuation of the ongoing research and development projects at Hercules as of the merger date.  In accordance with applicable GAAP and SEC accounting regulations, these purchased in-process research and development costs were expensed as recognized.

(c)
For the three months and year ended September 30, 2009, Ashland recorded a gain of $56 million related to the sale of its interest in Drew Marine, a division within Ashland Hercules Water Technologies.  During 2005, Ashland transferred its 38% interest in Marathon Ashland Petroleum LLC (MAP) and two other businesses to Marathon Oil Corporation.  The income for the year ended September 30, 2008 is primarily due to a $23 million gain associated with a tax settlement agreement entered into with Marathon Oil Corporation, relating to four specific tax areas, that supplement the original Tax Matters Agreement from the initial MAP Transaction.  The remaining gain (loss) in the periods presented reflects adjustments to the recorded MAP receivable for future estimated tax deductions related primarily to environmental and other postretirement reserves.

(d)
The year ended September 30, 2009 includes a $54 million loss on currency swaps related to the Hercules acquisition and a $32 million realized loss on auction rate securities, of which $10 million relates to securities sold.

Ashland Inc. and Consolidated Subsidiaries		Table 2
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions - preliminary and unaudited)

	September 30
	2009	2008
ASSETS
Current assets
Cash and cash equivalents	$352	$886
Accounts receivable	1,404	1,441
Inventories	554	476
Deferred income taxes	115	97
Other current assets	46	79
Current assets held for sale	2	47
	2,473	3,026

Investments and other noncurrent assets
Auction rate securities	170	243
Goodwill	2,220	283
Intangibles	1,204	109
Asbestos insurance receivable (noncurrent portion)	510	428
Deferred income taxes	161	153
Other noncurrent assets	596	388
Noncurrent assets held for sale	17	46
	4,878	1,650

Property, plant and equipment
Cost	3,493	2,271
Accumulated depreciation and amortization	(1,397)	(1,176)
	2,096	1,095

	$9,447	$5,771

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Short-term debt	$23	$-
Current portion of long-term debt	53	21
Trade payables	949	918
Accrued expenses and other liabilities	541	278
Current liabilities held for sale	-	13
	1,566	1,230

Noncurrent liabilities
Long-term debt (noncurrent portion)	1,537	45
Employee benefit obligations	1,214	344
Asbestos litigation reserve (noncurrent portion)	956	522
Other noncurrent liabilities	590	428
	4,297	1,339

Stockholders’ equity	3,584	3,202

	$9,447	$5,771

Ashland Inc. and Consolidated Subsidiaries		Table 3
STATEMENTS OF CONSOLIDATED CASH FLOWS
(In millions - preliminary and unaudited)
	Year ended
	September 30
	2009	2008
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES FROM CONTINUING OPERATIONS
Net income	$71	$167
Loss from discontinued operations (net of income taxes)	7	8
Adjustments to reconcile income from continuing operations to cash flows from operating activities
Depreciation and amortization	329	145
Debt issuance cost amortization	52	-
Purchased in-process research and development amortization	10	-
Deferred income taxes	12	44
Equity income from affiliates	(14)	(23)
Distributions from equity affiliates	15	13
Gain from the sale of property and equipment	(2)	(2)
Stock based compensation expense	9	12
Stock contributions to qualified savings plans	13	-
Net gain on divestitures	(59)	(20)
Inventory fair value adjustment	37	-
Loss on currency swaps related to Hercules acquisition	54	-
Loss on auction rate securities	32	-
Change in operating assets and liabilities (a)	461	134
	1,027	478
CASH FLOWS USED BY INVESTING ACTIVITIES FROM CONTINUING OPERATIONS
Additions to property, plant and equipment	(174)	(205)
Proceeds from the disposal of property, plant and equipment	47	10
Purchase of operations - net of cash acquired	(2,080)	(129)
Proceeds from sale of operations	114	26
Settlement of currency swaps related to Hercules acquisition	(95)	-
Purchases of available-for-sale securities	-	(435)
Proceeds from sales and maturities of available-for-sale securities	73	315
	(2,115)	(418)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES FROM CONTINUING OPERATIONS
Proceeds from issuance of long-term debt	2,628	-
Repayment of long-term debt	(1,862)	(5)
Proceeds from/repayments of issuance of short-term debt	(19)	-
Debt issuance costs	(162)	-
Cash dividends paid	(22)	(69)
Proceeds from the exercise of stock options	9	3
Excess tax benefits related to share-based payments	1	1
	573	(70)
CASH USED BY CONTINUING OPERATIONS	(515)	(10)
Cash used by discontinued operations
Operating cash flows	(2)	(8)
Effect of currency exchange rate changes on cash and cash equivalents	(17)	7
DECREASE IN CASH AND CASH EQUIVALENTS	(534)	(11)
Cash and cash equivalents - beginning of year	886	897
CASH AND CASH EQUIVALENTS - END OF PERIOD	$352	$886

DEPRECIATION AND AMORTIZATION
Functional Ingredients	$101	$-
Water Technologies	94	29
Performance Materials	63	46
Consumer Markets	36	35
Distribution	28	28
Unallocated and other	7	7
	$329	$145
ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
Functional Ingredients	$58	$-
Water Technologies	26	17
Performance Materials	27	48
Consumer Markets	33	42
Distribution	8	27
Unallocated and other	22	71
	$174	$205

(a)	Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries				Table 4
INFORMATION BY INDUSTRY SEGMENT
(In millions - preliminary and unaudited)
	Three months ended		Year ended
	September 30		September 30
	2009	2008	2009	2008
FUNCTIONAL INGREDIENTS (a) (b)
Sales per shipping day	$3.7	$-	$3.7	$-
Metric tons sold	42.0	-	154.1	-
Gross profit as a percent of sales (c)	35.6%	-	26.7%	-
WATER TECHNOLOGIES (a) (b)
Sales per shipping day	$7.3	$3.5	$6.6	$3.5
Gross profit as a percent of sales (c)	36.7%	32.9%	33.9%	36.7%
PERFORMANCE MATERIALS (a)
Sales per shipping day	$4.2	$6.7	$4.4	$6.4
Pounds sold per shipping day	3.9	5.2	3.9	4.9
Gross profit as a percent of sales	16.0%	14.6%	17.0%	17.0%
CONSUMER MARKETS (a)
Lubricant sales (gallons)	42.4	43.5	158.8	169.2
Premium lubricants (percent of U.S. branded volumes)	27.2%	26.1%	28.2%	24.9%
Gross profit as a percent of sales	35.5%	19.2%	32.0%	23.0%
DISTRIBUTION (a)
Sales per shipping day	$12.1	$18.0	$12.0	$17.3
Pounds sold per shipping day	14.9	18.2	14.7	18.8
Gross profit as a percent of sales (d)	8.8%	8.1%	10.0%	7.8%

(a)	Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.
(b)	Industry segment results from November 14, 2008 forward include operations acquired from Hercules Incorporated.
(c)	Year-to-date results were affected in Functional Ingredients and Water Technologies by $30 million and $7 million, respectively, due to a one-time fair value assessment of Hercules inventory.
(d)
Distribution's gross profit as a percentage of sales for the three months ended September 30, 2009 and 2008 include a LIFO quantity credit of $1 million and $11 million, respectively, and $15 million and $16 million for the twelve months ended September 30, 2009 and 2008, respectively.

Ashland Inc. and Consolidated Subsidiaries								Table 5
RECONCILIATION OF NON GAAP DATA - INCOME FROM CONTINUING OPERATIONS
(In millions - preliminary and unaudited)

	Three Months Ended September 30, 2009
				Consumer
	Functional	Water	Performance	Markets		Unallocated		After-tax
	Ingredients	Technologies	Materials	(Valvoline)	Distribution	& Other	Total	EPS Impact
OPERATING INCOME
Severance	$(9)	$(2)	$(5)	$-	$(1)	$(3)	$(20)	(0.17)
Self-insurance reserve adjustment	-	3	4	3	4	-	14	0.12
Accelerated depreciation	-	-	(3)	-	-	-	(3)	(0.03)
All other operating income	31	39	(1)	69	5	(1)	142	1.40
Operating income	22	40	(5)	72	8	(4)	133	1.32

NET GAIN ON DIVESTITURES
Drew Marine divestiture						56	56	0.50
All other divestitures						1	1	-
						57	57	0.50
NET INTEREST AND OTHER FINANCING EXPENSE
Fees and amortization related to debt retirements						(9)	(9)	(0.08)
All other net interest and other financing expense						(51)	(51)	(0.44)
						(60)	(60)	(0.52)
INCOME TAX EXPENSE
Income tax on key items						(12)	(12)
All other income tax expense						(20)	(20)
						(32)	(32)

INCOME FROM CONTINUING OPERATIONS	$22	$40	$(5)	$72	$8	$(39)	$98	1.30

	Three Months Ended September 30, 2008
				Consumer
	Functional	Water	Performance	Markets		Unallocated		After-tax
	Ingredients	Technologies	Materials	(Valvoline)	Distribution	& Other	Total	EPS Impact
OPERATING INCOME
Severance	$-	$(3)	$(4)	$-	$-	$-	$(7)	(0.07)
Self-insurance reserve adjustment	-	-	-	-	-	11	11	0.11
All other operating income	-	(3)	6	13	13	(5)	24	(0.07)
Operating income	-	(6)	2	13	13	6	28	(0.03)

NET GAIN ON DIVESTITURES						(3)	(3)	-
NET INTEREST AND OTHER FINANCING EXPENSE						2	2	0.02

INCOME TAX EXPENSE
Income tax on key items						(2)	(2)
All other income tax expense						(26)	(26)
						(28)	(28)

INCOME FROM CONTINUING OPERATIONS	$-	$(6)	$2	$13	$13	$(23)	$(1)	(0.01)

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2009 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND AQUALON FUNCTIONAL INGREDIENTS Three Months Ended September 30, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$237		$237
Cost of sales and operating expenses	153		153
Gross profit as a percent of sales	35.6%		35.6%
SG&A expenses (includes research and development)	62	$(9)	53
Equity and other income	-		-
Operating income	22	9	31
Operating income as a percent of sales	9.3%		13.1%
Depreciation and amortization	25		25
Earnings before interest, taxes, depreciation and amortization	$47	$9	$56
EBITDA as a percent of sales	19.8%		23.6%

RECONCILIATION OF 2009 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND HERCULES WATER TECHNOLOGIES Three Months Ended September 30, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$465		$465
Cost of sales and operating expenses	294		294
Gross profit as a percent of sales	36.7%		36.7%
SG&A expenses (includes research and development)	131	$1	132
Equity and other income	-		-
Operating income	40	(1)	39
Operating income as a percent of sales	8.6%		8.4%
Depreciation and amortization	27		27
Earnings before interest, taxes, depreciation and amortization	$67	$(1)	$66
EBITDA as a percent of sales	14.4%		14.2%

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2009 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND PERFORMANCE MATERIALS Three Months Ended September 30, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$268		$268
Cost of sales and operating expenses	225	$(4)	221
Gross profit as a percent of sales	16.0%		17.5%
SG&A expenses (includes research and development)	51		51
Equity and other income	3		3
Operating income	(5)	4	(1)
Operating income as a percent of sales	-1.9%		-0.4%
Depreciation and amortization	16	(3)	13
Earnings before interest, taxes, depreciation and amortization	$11	$1	$12
EBITDA as a percent of sales	4.1%		4.5%

RECONCILIATION OF 2009 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND CONSUMER MARKETS (Valvoline) Three Months Ended September 30, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$414		$414
Cost of sales and operating expenses	267		267
Gross profit as a percent of sales	35.5%		35.5%
SG&A expenses (includes research and development)	80	$3	83
Equity and other income	5		5
Operating income	72	(3)	69
Operating income as a percent of sales	17.4%		16.7%
Depreciation and amortization	10		10
Earnings before interest, taxes, depreciation and amortization	$82	$(3)	$79
EBITDA as a percent of sales	19.8%		19.1%

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2009 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND DISTRIBUTION Three Months Ended September 30, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$771		$771
Cost of sales and operating expenses	704		704
Gross profit as a percent of sales	8.8%		8.8%
SG&A expenses (includes research and development)	60	$3	63
Equity and other income	1		1
Operating income	8	(3)	5
Operating income as a percent of sales	1.0%		0.6%
Depreciation and amortization	7		7
Earnings before interest, taxes, depreciation and amortization	$15	$(3)	$12
EBITDA as a percent of sales	1.9%		1.6%

RECONCILIATION OF 2009 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary INTERSEGMENT SALES/ UNALLOCATED AND OTHER Three Months Ended September 30, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$(42)		$(42)
Cost of sales and operating expenses	(42)		(42)
SG&A expenses (includes research and development)	4	$(3)	1
Equity and other income	-		-
Operating income	(4)	3	(1)
Depreciation and amortization	-		-
Earnings before interest, taxes, depreciation and amortization	$(4)	$3	$(1)

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2009 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)
Preliminary ASHLAND INC. Three Months Ended September 30, 2009	Ashland GAAP Results	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$2,113		$2,113
Cost of sales and operating expenses	1,601	$(4)	1,597
Gross profit as a percent of sales	24.2%		24.4%
SG&A expenses (includes research and development)	388	(5)	383
Equity and other income	9		9
Operating income	133	9	142
Operating income as a percent of sales	6.3%		6.7%
Depreciation and amortization	85	(3)	82
Earnings before interest, taxes, depreciation and amortization	$218	$6	$224
EBITDA as a percent of sales	10.3%		10.6%

RECONCILIATION OF 2008 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND AQUALON FUNCTIONAL INGREDIENTS Three Months Ended September 30, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Additional Purchase Accounting D&A	Conforming Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$-	$289				$289
Cost of sales and operating expenses		194	$1			195
Gross profit as a percent of sales		32.9%				32.5%
SG&A expenses (includes research and development)		38	10	$4		52
Equity and other income		-		1		1
Operating income		57	(11)	(3)		43
Operating income as a percent of sales		19.7%				14.9%
Depreciation and amortization		12	11	1		24
Earnings before interest, taxes, depreciation and amortization	$-	$69	$-	$(2)	$-	$67
EBITDA as a percent of sales		23.9%				23.2%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2008 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND HERCULES WATER TECHNOLOGIES Three Months Ended September 30, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Additional Purchase Accounting D&A	Conforming Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$226	$317				$543
Cost of sales and operating expenses	151	228	$6			385
Gross profit as a percent of sales	32.9%	28.1%				29.1%
SG&A expenses (includes research and development)	81	65	5	$4	$(3)	152
Equity and other income	-	-				-
Operating income	(6)	24	(11)	(4)	3	6
Operating income as a percent of sales	-2.7%	7.6%				1.1%
Depreciation and amortization	7	9	11	2		29
Earnings before interest, taxes, depreciation and amortization	$1	$33	$-	$(2)	$3	$35
EBITDA as a percent of sales	0.4%	10.4%				6.4%

RECONCILIATION OF 2008 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND PERFORMANCE MATERIALS Three Months Ended September 30, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Additional Purchase Accounting D&A	Conforming Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$427					$427
Cost of sales and operating expenses	365				$(1)	364
Gross profit as a percent of sales	14.6%					14.8%
SG&A expenses (includes research and development)	65				(3)	62
Equity and other income	5					5
Operating income	2				4	6
Operating income as a percent of sales	0.5%					1.4%
Depreciation and amortization	13			$1		14
Earnings before interest, taxes, depreciation and amortization	$15			$1	$4	$20
EBITDA as a percent of sales	3.5%					4.7%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2008 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND CONSUMER MARKETS (Valvoline) Three Months Ended September 30, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Additional Purchase Accounting D&A	Conforming Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$454					$454
Cost of sales and operating expenses	366					366
Gross profit as a percent of sales	19.2%					19.2%
SG&A expenses (includes research and development)	78					78
Equity and other income	3					3
Operating income	13					13
Operating income as a percent of sales	2.9%					2.9%
Depreciation and amortization	8			$1		9
Earnings before interest, taxes, depreciation and amortization	$21			$1		$22
EBITDA as a percent of sales	4.6%					4.8%

RECONCILIATION OF 2008 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND DISTRIBUTION Three Months Ended September 30, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Additional Purchase Accounting D&A	Conforming Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$1,151					$1,151
Cost of sales and operating expenses	1,058					1,058
Gross profit as a percent of sales	8.1%					8.1%
SG&A expenses (includes research and development)	82					82
Equity and other income	2					2
Operating income	13					13
Operating income as a percent of sales	1.1%					1.1%
Depreciation and amortization	6			$1		7
Earnings before interest, taxes, depreciation and amortization	$19			$1		$20
EBITDA as a percent of sales	1.7%					1.7%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries	Table 6
RECONCILIATION OF NON GAAP DATA - EBITDA
(In millions - preliminary and unaudited)

RECONCILIATION OF 2008 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary INTERSEGMENT SALES/ UNALLOCATED AND OTHER Three Months Ended September 30, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Additional Purchase Accounting D&A	Conforming Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$(42)					$(42)
Cost of sales and operating expenses	(42)					(42)
SG&A expenses (includes research and development)	4	$3		$(8)	$11	10
Equity and other income	10	-		(1)		9
Operating income	6	(3)		7	(11)	(1)
Depreciation and amortization	6	-		(6)		-
Earnings before interest, taxes, depreciation and amortization	$12	$(3)		$1	$(11)	$(1)

RECONCILIATION OF 2008 FISCAL FOURTH QUARTER ADJUSTED PRO FORMA RESULTS
($ millions, except percentages)		Pro Forma Adjustments
Preliminary ASHLAND INC. Three Months Ended September 30, 2008	Ashland GAAP Results	Hercules Ongoing Results (a)	Additional Purchase Accounting D&A	Conforming Adjustments	Eliminate Key Items (Table 5)	Adjusted Pro Forma Results
Sales and operating revenue	$2,216	$606				$2,822
Cost of sales and operating expenses	1,898	422	$7		$(1)	2,326
Gross profit as a percent of sales	14.4%	30.4%				17.6%
SG&A expenses (includes research and development)	310	106	15	$-	5	436
Equity and other income	20	-		-		20
Operating income	28	78	(22)	-	(4)	80
Operating income as a percent of sales	1.3%	12.9%				2.8%
Depreciation and amortization	40	21	22	-		83
Earnings before interest, taxes, depreciation and amortization	$68	$99	$-	$-	$(4)	$163
EBITDA as a percent of sales	3.1%	16.3%				5.8%
(a) Certain nonrecurring, noncash or key items have been removed.

Ashland Inc. and Consolidated Subsidiaries	Table 7
RECONCILIATION OF NON GAAP DATA - FREE CASH FLOW
(In millions - preliminary and unaudited)

Three Months Ended September 30, 2009

Ashland GAAP results - Cash flows provided by operating activities from continuing operations	$378
Less:
Capital expenditures	67
Shareholder dividends	6
Free cash flows	$305

Three Months Ended September 30, 2008

Ashland GAAP results - Cash flows provided by operating activities from continuing operations	$149
Less:
Capital expenditures	87
Shareholder dividends	17
Free cash flows	$45